PARTIES

PURCHASE AGREEMENT

-	This Purchase Agreement (hereinafter referred to as the “Contract”) is entered into on August 26, 2022 (the “Effective Date”), by and between Arvutikeskus OÜ, with an address of Madara 33, 10613 Tallinn, Estonia, (hereinafter referred to as the “Seller”) and GLOBAL- SMART.TECH, with an address of Kava b.b., 85320, Tivat, Montenegro, (hereinafter referred to as the “Buyer”) (collectively referred to as the “Parties”).

SALE OF PROPERTY

-	The property that the Seller is selling to the Buyer is enlisted below with its quantity (hereinafter referred to as the “Property”).

Property	Quantity	Price per unit	Total Price
MSI RX470 8GB Mining	1200	$220.00	$264,000.00

PURCHASE PRICE

-	The Seller hereby agrees to sell the Property to the Buyer for an amount of $264,000.00.

PAYMENT TERMS

-	The purchase price shall be paid in full by the Buyer to the Seller. The payment will be made in installments, based on the invoices provided by the Seller. The Buyer agrees to pay each invoice within within 180 days of receipt. The payment shall be made by wire transfer to the Seller's designated bank account, unless otherwise agreed in writing. The Seller shall provide the Buyer with a detailed invoice for each payment made under this Contract. The final payment shall be made upon the completion of the purchase.

WARRANTIES

-	Except as expressly set forth in this Contract, the Parties acknowledge and agree that the Property is provided as is.
-	Except for the express warranties set forth herein, neither party makes any representations or grants any warranties, express or implied, either in fact or by operation of law, by statute or otherwise, and each party specifically disclaims any other warranties, whether written or oral, or express or implied, including any warranty of quality, merchantability, or fitness for a particular use or purpose or any warranty as to the validity of any patents or the non- infringement of any intellectual property rights of third parties.

RISK OF LOSS AND TITLE

-	The risk of loss or damage for the Property will be on the Seller until the Property pass upon delivery to the Buyer or its designee.
-	The Title of the Property will also remain with the Seller until the Property pass upon delivery to the Buyer or its designee.

TERMINATION

-	This Contract may be terminated by either party or both Parties at any instant provided that the terminating party provides a written notice of termination 30 days in advance.

LIMITATION OF LIABILITY

-	Under no circumstances will the Seller be liable for any indirect, special, consequential, or punitive damages (including lost profits) arising out of or relating to this Contract or the transactions it contemplates (whether for breach of contract, tort, negligence, or other form of action).

AMENDMENTS

-	The Parties agree that any amendments made to this Contract must be in writing, where they must be signed by both Parties to this Contract.
-	Accordingly, any amendments made by the Parties will be applied to this Contract.

SEVERABILITY

-	In the event that any provision of this Contract is found to be void and unenforceable by a court of competent jurisdiction, then the remaining provisions will remain in force in accordance with the Parties’ intention.

ENTIRE AGREEMENT

-	This Contract contains the entire agreement and understanding among the Parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

SIGNATURE AND DATE

-	The Parties hereby agree to the terms and conditions set forth in this Contract and such is demonstrated throughout their signatures below:

BUYER

Name: GLOBAL- SMART.TECH

Signature: /s/ Yehor Rodin

Date: August 26, 2022

SELLER

Name: Arvutikeskus OÜ

Signature: /s/ Arvutikeskus OÜ

Date: August 26, 2022